SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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Date of report (Date of earliest event reported):  March 25, 2004

                         DIAPULSE CORPORATION OF AMERICA
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-03052              13-5671991
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                               321 East Shore Road
                           Great Neck, New York 11023
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (516) 466-3030


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Centers for Medicare and Medicaid Services will issue a National Coverage Determination providing coverage for the Diapulse Wound Treatment System with an effective date July 1, 2004

Item 7. Exhibits.

         (c) Exhibits

         The following exhibit is filed as part of this Report:

          Exhibit No.            Description
          -----------            ----------------------------------

              99                 Press Release dated March 25, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DIAPULSE CORPORATION OF AMERICA


                                            By:   /s/ Jesse Ross
                                               -----------------
                                            Name:  Jesse Ross
                                            Title: President



Dated:   March 25, 2004